Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan, Inc., a Kansas corporation (the “Corporation”), in connection with the registration by the Corporation of its guarantee of the debt securities of Kinder Morgan Finance Company, ULC, an Alberta unlimited liability corporation and an indirect wholly owned subsidiary of the Corporation, hereby constitutes and appoints Joseph Listengart and Kimberly J. Allen, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation’s Registration Statement on Form S-4 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 21st day of December, 2005.

/s/ Edward H. Austin, Jr.
Edward H. Austin, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan, Inc., a Kansas corporation (the “Corporation”), in connection with the registration by the Corporation of its guarantee of the debt securities of Kinder Morgan Finance Company, ULC, an Alberta unlimited liability corporation and an indirect wholly owned subsidiary of the Corporation, hereby constitutes and appoints Joseph Listengart and Kimberly J. Allen, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation’s Registration Statement on Form S-4 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 21st day of December, 2005.

/s/ Charles W. Battey
Charles W. Battey

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan, Inc., a Kansas corporation (the “Corporation”), in connection with the registration by the Corporation of its guarantee of the debt securities of Kinder Morgan Finance Company, ULC, an Alberta unlimited liability corporation and an indirect wholly owned subsidiary of the Corporation, hereby constitutes and appoints Joseph Listengart and Kimberly J. Allen, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation’s Registration Statement on Form S-4 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 20th day of December, 2005.

/s/ Stewart A. Bliss
Stewart A. Bliss

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan, Inc., a Kansas corporation (the “Corporation”), in connection with the registration by the Corporation of its guarantee of the debt securities of Kinder Morgan Finance Company, ULC, an Alberta unlimited liability corporation and an indirect wholly owned subsidiary of the Corporation, hereby constitutes and appoints Joseph Listengart and Kimberly J. Allen, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation’s Registration Statement on Form S-4 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 20th day of December, 2005.

/s/ Ted A. Gardner
Ted A. Gardner

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan, Inc., a Kansas corporation (the “Corporation”), in connection with the registration by the Corporation of its guarantee of the debt securities of Kinder Morgan Finance Company, ULC, an Alberta unlimited liability corporation and an indirect wholly owned subsidiary of the Corporation, hereby constitutes and appoints Joseph Listengart and Kimberly J. Allen, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation’s Registration Statement on Form S-4 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 20th day of December, 2005.

/s/ William J. Hybl
William J. Hybl

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan, Inc., a Kansas corporation (the “Corporation”), in connection with the registration by the Corporation of its guarantee of the debt securities of Kinder Morgan Finance Company, ULC, an Alberta unlimited liability corporation and an indirect wholly owned subsidiary of the Corporation, hereby constitutes and appoints Joseph Listengart and Kimberly J. Allen, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation’s Registration Statement on Form S-4 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 21st day of December, 2005.

/s/ Michael C. Morgan
Michael C. Morgan

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan, Inc., a Kansas corporation (the “Corporation”), in connection with the registration by the Corporation of its guarantee of the debt securities of Kinder Morgan Finance Company, ULC, an Alberta unlimited liability corporation and an indirect wholly owned subsidiary of the Corporation, hereby constitutes and appoints Joseph Listengart and Kimberly J. Allen, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation’s Registration Statement on Form S-4 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 20th day of December, 2005.

/s/ Edward Randall, III
Edward Randall, III

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan, Inc., a Kansas corporation (the “Corporation”), in connection with the registration by the Corporation of its guarantee of the debt securities of Kinder Morgan Finance Company, ULC, an Alberta unlimited liability corporation and an indirect wholly owned subsidiary of the Corporation, hereby constitutes and appoints Joseph Listengart and Kimberly J. Allen, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation’s Registration Statement on Form S-4 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 20th day of December, 2005.

/s/ Fayez Sarofim
Fayez Sarofim